UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21863
                                                    -----------

                     Claymore/Raymond James SB-1 Equity Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                          ----------------

                       Date of fiscal year end: August 31
                                               -----------

                    Date of reporting period: August 31, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

         ANNUAL
         REPORT
August 31, 2008


                  Claymore/Raymond James  |  RYJ
                        SB-1 Equity Fund

RYJ | Claymore/Raymond James SB-1 Equity Fund

QUESTIONS & ANSWERS |


CHUCK R. CRAIG, CFA, PORTFOLIO MANAGER

Chuck Craig joined Claymore Securities, Inc., an affiliate of Claymore Advisors, LLC (either entity separately, or both entities together, "Claymore") in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore's line of exchange-traded funds. He has more than 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University.

Claymore Advisors, LLC is the investment adviser (the "Adviser") of the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). As Adviser, Claymore manages the investment and reinvestment of the Fund's assets and day-to-day activities of the Fund as delegated by the Fund's Trustees. Below, Mr. Craig discusses the Fund's performance for the 12-month period ended August 31, 2008.


--------------------------------------------------------------------------------
BEFORE WE DISCUSS PERFORMANCE, WILL YOU REMIND US OF THE FUND'S INVESTMENT OBJECTIVE?

Claymore/Raymond James SB-1 Equity Fund's investment objective is to provide capital appreciation. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, Buy 1" ("SB-1") by Raymond James & Associates, Inc. ("Raymond James," the Fund's Sub-Adviser).


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT DURING THE 12 MONTHS ENDED AUGUST 31, 2008.

The 12-month period from August 31, 2007, through August 31, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the final months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire U.S. economy and significant impact on economies throughout the world. By early 2008, financial markets had become extremely risk-averse, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market. Dramatic and widely publicized failures of several prominent financial firms during 2008 added to the general malaise.

Although official reports indicate that the U.S. economy expanded in each of the last four quarters, growth has been below its long-term potential in recent months. The labor market has weakened markedly, and consumer spending has slowed, as falling house prices, rising energy prices, and tight credit conditions have damaged consumer sentiment and spending power. Many economists are now forecasting that the U.S. will experience a recession during 2008.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ended August 31, 2008, the Fund provided a total return based on market price of 1.04% and -10.54% on an NAV basis. For NAV performance comparison purposes, the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market. Additionally, the S&P 400 MidCap Index returned -4.22%. The S&P 400 MidCap Index is a market-capitalization weighted index designed to represent U.S. companies in the $1.5 billion to $5 billion capitalization range and is a widely used measure of mid-size company U.S. stock market performance.

On August 29, 2008, the last trading day of the Fund's fiscal year, the Fund's closing market price was $17.62, which represented a discount of 0.51% to NAV of $17.71. On August 31, 2007, the Fund's market price closed at $19.27 and its NAV was $21.67, reflecting a discount of 11.08%. (Note: The narrowing of the discount is likely attributable to the Fund's announcement that it was anticipating conversion to an ETF). This conversion took place on September 3, 2008.


--------------------------------------------------------------------------------
HOW IS THE PORTFOLIO CONSTRUCTED AND HOW IS IT MAINTAINED TO REPRESENT THE SUB-ADVISER'S STRONG BUY 1 PICKS?

The Fund employs a modified equal-weighting methodology, meaning, generally, the Fund seeks to hold each SB-1 security in equal dollar-weighted percentages relative to the total value of the Fund's portfolio, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal portfolio weight in order to mitigate the risk of adversely affecting the prices of the less liquid security. At rebalancing, the Fund seeks to bring portfolio securities to an equal portfolio weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that have been upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.


--------------------------------------------------------------------------------
WHAT ARE SOME FACTORS THAT INFLUENCED PERFORMANCE DURING THE PERIOD?

Although portfolio securities are selected based on Raymond James rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund's performance.

The Fund's performance was helped by its underweight relative to the S&P 500 in the financials sector, which was the worst performing sector in the S&P 500. Stock selection in the financials sector also contributed to performance, as the portfolio did not hold some of the stocks that experienced very sharp declines.


                                             Annual Report | August 31, 2008 | 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued


Also positive was an overweight position relative to the S&P 500 in the energy sector.

Among the positions that made positive contributions to performance were two independent oil and gas exploration and production companies, Continental Resources, Inc. and Whiting Petroleum Corp., and JA Solar Holdings Co. Ltd., a manufacturer of solar cells based in China (0.8%, 0.9% and 0.9% of total investments, respectively).

Positions that detracted from performance include Avanex Corp. (0.5% of total investments), which manufactures and markets fiber optic-based products known as photonic processors; PAETEC Holding Corp. (not held in the portfolio at period end), which provides integrated communications services to business customers; and First State Bancorp (not held in the portfolio at period end), a New Mexico bank holding company.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS.

On December 31, 2007, the Fund made a distribution of $1.84 per share. For tax purposes, approximately $1.51 of this distribution was classified as ordinary income with the remaining $0.33 representing realized long-term capital gains. A substantial portion of this ordinary income relates to realized short-term capital gains. The Fund re-balances frequently as new securities are added as the SB-1 or others are removed. As a result, a significant portion of any realized gain/loss would likely relate to securities held for one year or less. Any short-term capital gain distributed by the Fund would be taxed as ordinary income.


--------------------------------------------------------------------------------
WHAT CHANGES ARE PLANNED FOR THIS FUND?

The Fund's Agreement and Declaration of Trust provides that, beginning after 18 months of operations from the inception date in May 2006, if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price greater than a 10% discount from NAV, the Fund will commence the process necessary to convert into an open-end investment company.

On May 29, 2008, Claymore announced that the Fund's Board of Trustees had approved in principle the conversion of the Fund into an exchange-traded fund ("ETF"). The reorganization of the Fund into Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF"), an ETF that is a newly created series of Claymore Exchange-Traded Fund Trust, was approved by the Board of Trustees of both the Fund and the Claymore Exchange-Traded Fund Trust on May 29, 2008. On August 18, 2008, Claymore announced that, pending shareholder approval, the Fund would cease trading on the NYSE after the close of the markets on September 3, 2008, and begin trading on NYSE Arca as RYJ ETF on September 4, 2008, under the same ticker symbol "RYJ." This plan called for RYJ ETF to acquire substantially all of the assets and to assume substantially all of the liabilities of the Fund, in exchange for shares of RYJ ETF to be issued to the Fund. Under this plan, the shares of RYJ ETF issued to the Fund were to be distributed pro rata to the shareholders of the Fund, the aggregate net asset value of which will equal the aggregate net asset value of the Common Shares of the Fund, less the costs of the reorganization, on September 3, 2008. On August 28, 2008, the shareholders of the Fund approved these changes, and the Fund began trading as an ETF on September 4, 2008.

The investment objective and principal investment strategies of the Fund and RYJ ETF are similar, but there are some important distinctions. The Fund's investment objective is to provide capital appreciation. In comparison, RYJ ETF seeks investment results that correspond generally to the performance, before RYJ ETF's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "SB-1 Equity Index"). The Fund utilizes an investment strategy that is similar to the methodology of the SB-1 Equity Index to invest its portfolio but is not required to replicate an index, as is the case with RYJ ETF. Under normal market conditions, each of the Fund and RYJ ETF will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, SB-1 by Raymond James analysts. The Fund's rules-based investment process is substantially similar to the SB-1 Equity Index's stock selection methodology.


--------------------------------------------------------------------------------
RYJ RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Not a Complete Investment Program; Investment and Market Risk; Equity Risk; Small-Capitalization Risk; Industry and Sector Risk; Non-U.S. Securities Risk; REIT Risk; MLP Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.


4 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund SUMMARY | AS OF AUGUST 31, 2008 (unaudited)


FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                               $17.62
Common Share Net Asset Value                                              $17.71
Premium/Discount to NAV                                                   -0.51%
Net Assets ($000)                                                       $197,026
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 5/19/06)                                     MARKET               NAV
--------------------------------------------------------------------------------
One Year                                                 1.04%           -10.54%
Since Inception - average annual                        -0.91%             0.90%
--------------------------------------------------------------------------------
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com.The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                                                                      % OF TOTAL
PORTFOLIO BREAKDOWN*                                                 INVESTMENTS
--------------------------------------------------------------------------------
Energy                                                                     30.8%
Financials                                                                  9.7%
Consumer Discretionary                                                      9.1%
Semiconductors                                                              8.9%
Health Care                                                                 8.8%
Telecommunications                                                          7.4%
Industrials                                                                 7.0%
Communications Equipment                                                    6.5%
Software & Services                                                         5.7%
Electronic Equipment & Instruments                                          3.7%
Computers & Peripherals                                                     0.9%
Utilities                                                                   0.8%
Consumer Staples                                                            0.7%
--------------------------------------------------------------------------------
*    Represents broad sectors and not specific industries.


                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Sunpower Corp. - Class A                                                    1.0%
James River Coal Co.                                                        1.0%
BPZ Resources, Inc.                                                         1.0%
InterOil Corp. (Canada)                                                     0.9%
Trina Solar Ltd. - ADR (Cayman Islands)                                     0.9%
JA Solar Holdings Co. Ltd. - ADR (Cayman Islands)                           0.9%
Whiting Petroleum Corp.                                                     0.9%
PetroHawk Energy Corp.                                                      0.9%
Nvidia Corp.                                                                0.9%
Pioneer Natural Resources Co.                                               0.9%
--------------------------------------------------------------------------------
Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line Chart:
SHARE PRICE & NAV PERFORMANCE
              Share Price        NAV
8/31/07             19.27      21.67
                    19.48      21.89
                    19.36      21.69
                    19.42      21.71
                    19.18      21.34
                    19.08      21.2
                    19.23      21.44
                     19.2      21.36
                    19.26      21.44
                    19.26      21.5
                    19.12      21.36
                    19.71      22.01
                    19.82      22.17
                    19.71      22.05
                    19.92      22.12
                    19.73      21.94
                    19.66      21.82
                    19.69      21.97
                    19.79      22.04
                    19.61      21.92
                    19.87      22.25
                    20.03      22.41
                    19.97      22.24
                    20.01      22.3
                    20.23      22.63
                    20.06      22.45
                    20.29      22.67
                    20.43      22.75
                    20.37      22.53
                    20.37      22.71
                    20.28      22.52
                    20.13      22.36
                    20.17      22.45
                     20.2      22.43
                    19.62      21.78
                     19.7      22
                    19.91      22.21
                    19.84      22.03
                    19.66      21.88
                    19.96      22.16
                    20.02      22.31
                       20      22.25
                    20.13      22.51
                    19.83      21.93
                    19.75      22.11
                    19.72      21.94
                    19.98      22.21
                    19.5       21.6
                    19.47      21.72
                    19.26      21.33
                    19.1       21.06
                    19.42      21.56
                    19.28      21.4
                    19         21.17
                    19.12      21.2
                    18.64      20.78
                    18.58      20.7
                    18.32      20.38
                    18.54      20.75
                    18.23      20.34
                    18.36      20.43
                    18.85      21.08
                    18.85      21.11
                    18.94      21.27
                    18.96      21.01
                    18.69      20.9
                    19.01      21.18
                    19.33      21.6
                    19.33      21.67
                    19.58      21.82
                    18.91      21.26
                    18.98      21.33
                    19.05      21.24
                    18.92      20.93
                    18.54      20.54
                    18.58      20.74
                    18.62      20.77
                    18.88      21.09
                    17.59      19.6
                    17.72      19.86
                    17.86      19.95
                    17.58      19.53
                    17.73      19.5
                    17.3       19.44
                    17.17      19.18
                    17.08      19
                    16.55      18.34
                    16.59      18.24
                     16.2      17.84
                    16.17      17.9
                    16.26      18.07
                    16.06      17.65
                    16.12      17.9
                    15.79      17.44
                    15.73      17.44
                    15.7       17.02
                    15.23      16.97
                    15.1       16.83
                    15.43      17.28
                    15.68      17.52
                    15.57      17.4
                    15.9       17.76
                    16.07      17.91
                    15.9       17.73
                    16.19      18.06
                    16.57      18.45
                    16.45      18.29
                    15.96      17.74
                    15.8       17.5
                    15.97      17.73
                    15.94      17.69
                    16.15      17.84
                    16.16      17.93
                    16.46      18.27
                    16.12      17.9
                    16.13      17.79
                    16.15      17.81
                    16.26      17.98
                    15.97      17.62
                    15.97      17.64
                    16.25      17.97
                    16.42      18.19
                    16.42      18.19
                    16.34      17.96
                    15.82      17.53
                    15.76      17.51
                    15.77      17.47
                    15.86      17.57
                    15.51      17.11
                    15.28      16.92
                    14.93      16.55
                    15.44      17.14
                    15.4       16.98
                    15.43      17.13
                    15.16      16.72
                    14.86      16.36
                    15.35      17.04
                    15.05      16.61
                    15.3       17
                    15.66      17.42
                    15.85      17.59
                    15.85      17.52
                    15.68      17.29
                    15.49      17.12
                    15.54      17.22
                    16         17.77
                    16.03      17.83
                    16.11      17.96
                    16.11      18.02
                    16.17      18.03
                    16.08      18.01
                    15.84      17.78
                    15.99      17.88
                    15.66      17.52
                    15.68      17.5
                    15.67      17.57
                    16.1       18.09
                    16.11      17.95
                    16.35      18.27
                    16.39      18.29
                    16.12      18
                    16.27      18.19
                    16.42      18.33
                    16.56      18.58
                    16.68      18.59
                    16.63      18.58
                    16.59      18.61
                    16.75      18.97
                    16.98      18.9
                    16.96      18.84
                    17.07      19.05
                    16.85      18.7
                    16.95      18.82
                    16.89      18.83
                    17.15      19.07
                    18.36      19.16
                    18.4       19.23
                    18.64      19.48
                    18.7       19.52
                    18.82      19.48
                    18.66      19.39
                    18.51      19.14
                    18.66      19.19
                    18.33      18.97
                    18.54      19.14
                    18.73      19.27
                    18.8       19.32
                    18.78      19.42
                    18.65      19.2
                    18.7       19.15
                    18.71      19.26
                    19.05      19.78
                    18.89      19.27
                    18.63      19.15
                    18.6       19.03
                    18.36      18.74
                    18.24      18.78
                    18.55      19.04
                    18.68      19.22
                    18.66      19.18
                    18.49      19.01
                    18.52      19.11
                    18.27      18.78
                    18.14      18.69
                    18.1       18.46
                    18.11      18.65
                    17.73      18.18
                    17.6       18.06
                    17.46      18.03
                    17.46      17.96
                    17.15      17.62
                    17         17.37
                    16.74      17.13
                    16.97      17.49
                    16.65      17.11
                    16.75      17.28
                    16.72      17.25
                    16.56      17.11
                    16.49      16.87
                    16.76      17.35
                    16.91      17.35
                    16.81      17.33
                    16.89      17.43
                    17.2       17.49
                    16.97      17.46
                    16.63      17.08
                    16.64      17.26
                    16.45      16.9
                    16.7       17.17
                    16.8       17.53
                    16.82      17.37
                    16.82      17.29
                    16.61      16.89
                    16.78      17.15
                    16.91      17.47
                    16.86      17.28
                    17.21      17.53
                    17.3       17.73
                    17.12      17.59
                    17.21      17.75
                    17.37      17.88
                    17.59      17.87
                    17.29      17.62
                    17.14      17.55
                    17.33      17.74
                    17.44      17.81
                    17.69      17.87
                    17.27      17.52
                    17.34      17.57
                    17.55      17.82
                    17.84      17.97
8/31/07             17.62      17.71

Pie Chart:
HOLDINGS BY CAPITALIZATION*
Small-cap companies          55%
Mid-cap companies            22%
Large-cap companies          22%
Cash and Other Investments    1%
* As a percentage of total investments.

                                                                      % OF TOTAL
ASSET ALLOCATION                                                      NET ASSETS
--------------------------------------------------------------------------------
Common Stocks                                                              91.1%
Master Limited Partnerships                                                 8.8%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
                                                                          100.0%
--------------------------------------------------------------------------------

                                             Annual Report | August 31, 2008 | 5

RYJ | Claymore/Raymond James SB-1 Equity Fund

Portfolio of INVESTMENTS | AUGUST 31, 2008



   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
-----------------------------------------------------------------
           TOTAL INVESTMENTS - 99.9%
           COMMON STOCKS  - 91.1%
           COMMUNICATIONS EQUIPMENT - 6.5%
  144,100  ADC Telecommunications, Inc. (a)         $  1,477,025
   62,600  Adtran, Inc.                                1,427,280
  146,278  Avanex Corp. (a)                              914,237
   65,100  EMS Technologies, Inc. (a)                  1,529,199
   36,600  Hughes Communications, Inc. (a)             1,615,890
  132,000  JDS Uniphase Corp. (a)                      1,341,120
   57,900  KVH Industries, Inc. (a)                      523,416
  147,400  Motorola, Inc.                              1,388,508
   54,200  Nokia Corp. - ADR (Finland)                 1,364,214
  215,591  Orbcomm, Inc. (a)                           1,241,804
-----------------------------------------------------------------
                                                      12,822,693
-----------------------------------------------------------------
           COMPUTERS & PERIPHERALS - 0.9%
   29,100  Concurrent Computer Corp. (a)                 206,319
   32,100  Hewlett-Packard Co.                         1,506,132
-----------------------------------------------------------------
                                                       1,712,451
-----------------------------------------------------------------
           CONSUMER DISCRETIONARY - 9.1%
   10,700  Autozone, Inc. (a)                          1,468,361
   33,500  Best Buy Co., Inc.                          1,499,795
   73,100  Brinker International, Inc.                 1,383,052
   25,140  Dixie Group, Inc. (a)                         192,321
   36,500  Dollar Tree, Inc. (a)                       1,400,140
   53,900  Home Depot, Inc.                            1,461,768
   62,300  Lowe's Cos., Inc.                           1,535,072
   43,600  Marvel Entertainment, Inc. (a)              1,476,732
   51,000  O'Reilly Automotive, Inc. (a)               1,485,120
  376,200  Pier 1 Imports, Inc. (a)                    1,662,804
   32,500  Polaris Industries, Inc.                    1,465,425
  144,100  Texas Roadhouse, Inc. - Class A (a)         1,294,018
   18,500  WhirlPool Corp.                             1,505,160
-----------------------------------------------------------------
                                                      17,829,768
-----------------------------------------------------------------
           CONSUMER STAPLES - 0.7%
   37,100  CVS Caremark Corp.                          1,357,860
-----------------------------------------------------------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
  132,300  Cogent, Inc. (a)                            1,455,300
   77,100  Ingram Micro, Inc. - Class A (a)            1,457,961
   80,400  Jabil Circuit, Inc.                         1,355,544
   96,800  L-1 Identity Solutions, Inc. (a)            1,595,264
   42,100  Tech Data Corp. (a)                         1,437,294
-----------------------------------------------------------------
                                                       7,301,363
-----------------------------------------------------------------

   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
-----------------------------------------------------------------
           ENERGY - 22.7%
  15,600   Alpha Natural Resources, Inc. (a)        $  1,545,960
   13,900  Apache Corp.                                1,589,882
   19,000  Baker Hughes, Inc.                          1,520,190
   95,600  BPZ Resources, Inc. (a)                     1,883,320
   32,100  Cameron International Corp. (a)             1,495,539
   33,900  Chesapeake Energy Corp.                     1,640,760
   25,800  Comstock Resources, Inc. (a)                1,675,452
   24,600  Consol Energy, Inc.                         1,665,666
   32,700  Continental Resources, Inc. (a)             1,640,559
   23,912  Dawson Geophysical Co. (a)                  1,500,000
   90,600  Delta Petroleum Corp. (a)                   1,627,176
   13,800  Diamond Offshore Drilling, Inc.             1,516,758
   29,500  Encore Acquisition Co. (a)                  1,521,020
   30,800  Goodrich Petroleum Corp. (a)                1,566,180
   49,800  Helix Energy Solutions Group, Inc. (a)      1,532,346
   57,700  InterOil Corp. (Canada) (a)                 1,790,431
   45,200  James River Coal Co. (a)                    1,906,084
   16,100  Lufkin Industries, Inc.                     1,493,919
   21,600  National Oilwell Varco, Inc. (a)            1,592,568
   30,000  Noble Corp. (Cayman Islands)                1,508,700
   19,100  Occidental Petroleum Corp.                  1,515,776
   49,600  PetroHawk Energy Corp. (a)                  1,716,656
   26,600  Pioneer Natural Resources Co.               1,680,322
   25,600  Plains Exploration & Production Co. (a)     1,379,840
   15,900  Schlumberger Ltd. (Netherland Antilles)     1,498,098
   11,515  Transocean, Inc. (Cayman Islands) (a)       1,464,708
   16,500  Walter Industries, Inc.                     1,547,700
   18,000  Whiting Petroleum Corp. (a)                 1,732,320
-----------------------------------------------------------------
                                                      44,747,930
-----------------------------------------------------------------
           FINANCIALS - 9.7%
   32,000  Allstate Corp. (The)                        1,444,160
   37,399  American Physicians Service Group, Inc.       825,770
   40,400  Argo Group International Holdings Ltd.
              (Bermuda) (a)                            1,518,636
   66,600  Astoria Financial Corp.                     1,455,210
  127,539  Cardinal Financial Corp.                    1,082,806
   30,300  Chubb Corp.                                 1,454,703
  129,400  CoBiz Financial, Inc.                       1,388,462
  142,348  First Bancorp (Puerto Rico)                 1,345,189
   58,600  HCC Insurance Holdings, Inc.                1,475,548
  111,800  Lakeland Bancorp, Inc.                      1,319,240
   90,600  New York Community Bancorp, Inc.            1,493,994
   80,400  Penson Worldwide, Inc. (a)                  1,354,740


See notes to financial statements.

6 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | PORTFOLIO OF INVESTMENTS continued


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
-----------------------------------------------------------------
           FINANCIALS (CONTINUED)
   54,600  Pinnacle Financial Partners, Inc. (a)    $  1,382,472
   32,200  Reinsurance Group of America, Inc.          1,550,752
-----------------------------------------------------------------
                                                      19,091,682
-----------------------------------------------------------------
           HEALTH CARE - 8.8%
  96,800   Allscripts Healthcare Solutions, Inc.       1,388,112
   22,900  Amedisys, Inc. (a)                          1,218,738
   15,200  Covance, Inc. (a)                           1,433,968
   23,900  Dialysis Corp. of America (a)                 188,093
   63,500  Eclipsys Corp. (a)                          1,416,685
   66,071  IMS Health, Inc.                            1,468,098
   21,100  Johnson & Johnson                           1,486,073
   30,810  Kendle International, Inc. (a)              1,523,554
   25,400  McKesson Corp.                              1,467,612
   35,100  Pharmaceutical Product Development, Inc.    1,432,080
   75,108  Phase Forward, Inc. (a)                     1,451,087
   38,000  Psychiatric Solutions, Inc. (a)             1,434,500
   24,400  Universal Health Services, Inc. - Class B   1,507,432
-----------------------------------------------------------------
                                                      17,416,032
-----------------------------------------------------------------
           INDUSTRIALS - 7.0%
  109,400  Casella Waste Systems, Inc. - Class A (a)   1,456,114
   27,300  Con-Way, Inc.                               1,340,430
   26,900  Harsco Corp.                                1,416,016
   99,122  JA Solar Holdings Co. Ltd. - ADR
              (Cayman Islands) (a)                     1,767,345
   58,200  PGT, Inc. (a)                                 296,820
   42,200  Republic Services, Inc.                     1,387,114
   55,300  Ryanair Holdings PLC - ADR (Ireland) (a)    1,258,628
   20,000  Sunpower Corp. - Class A (a)                1,951,000
   22,300  United Parcel Service, Inc. - Class B       1,429,876
   39,700  Waste Connections, Inc. (a)                 1,441,507
-----------------------------------------------------------------
                                                      13,744,850
-----------------------------------------------------------------
           SEMICONDUCTORS - 8.9%
   62,600  Altera Corp.                                1,417,264
  176,820  AuthenTec, Inc. (a)                         1,436,663
   55,200  Diodes, Inc. (a)                            1,313,208
   60,700  Intel Corp.                                 1,388,209
  278,500  Micron Technology, Inc. (a)                 1,180,840
   65,500  National Semiconductor Corp.                1,403,665
  133,350  Nvidia Corp. (a)                            1,685,544
  392,400  RF Micro Devices, Inc. (a)                  1,522,512
  154,300  Skyworks Solutions, Inc. (a)                1,496,710
   57,000  Texas Instruments, Inc.                     1,397,070
   54,100  Trina Solar Ltd. - ADR
              (Cayman Islands) (a)                     1,769,070


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
-----------------------------------------------------------------
           SEMICONDUCTORS (CONTINUED)
   55,600  Xilinx, Inc.                             $  1,444,488
-----------------------------------------------------------------
                                                      17,455,243
-----------------------------------------------------------------
           SOFTWARE & SERVICES - 5.7%
  367,500  Art Technology Group, Inc. (a)              1,506,750
   32,700  Automatic Data Processing, Inc.             1,451,226
   57,000  NCI, Inc. - Class A (a)                     1,527,600
   83,000  Nuance Communications, Inc. (a)             1,311,400
   87,300  RightNow Technologies, Inc. (a)             1,308,627
  118,900  SuccessFactors, Inc. (a)                    1,307,900
   99,000  Switch & Data Facilities Co., Inc. (a)      1,433,520
   38,200  Vocus, Inc. (a)                             1,361,830
-----------------------------------------------------------------
                                                      11,208,853
-----------------------------------------------------------------
           TELECOMMUNICATIONS - 7.4%
  30,300   America Movil SAB de CV - ADR (Mexico)      1,556,814
  34,700   American Tower Corp. - Class A (a)          1,434,151
  188,100  Centennial Communications Corp. (a)         1,433,322
   39,900  Crown Castle International Corp. (a)        1,492,260
   31,100  Embarq Corp.                                1,466,676
   32,700  Leap Wireless International, Inc. (a)       1,460,382
   82,700  MetroPCS Communications, Inc. (a)           1,395,149
   26,500  NII Holdings, Inc. (a)                      1,391,780
   53,025  NTELOS Holdings Corp.                       1,577,494
   41,800  SBA Communications Corp. - Class A (a)      1,460,074
-----------------------------------------------------------------
                                                      14,668,102
-----------------------------------------------------------------
           TOTAL COMMON STOCKS - 91.1%
           (Cost $171,591,063)                       179,356,827
-----------------------------------------------------------------
           MASTER LIMITED PARTNERSHIPS - 8.8%
           ENERGY - 8.0%
   51,700  Energy Transfer Equity LP                   1,491,545
   36,300  Energy Transfer Partners LP                 1,615,350
   51,300  Enterprise Products Partners LP             1,510,785
   24,955  Hiland Holdings GP LP                         556,496
   59,100  Inergy LP                                   1,557,876
   70,100  Legacy Reserves LP                          1,408,309
   73,600  Magellan Midstream Holdings LP              1,631,712
   68,300  Targa Resources Partners LP                 1,632,370
   62,200  Teekay LNG Partners LP  (Marshall Island)   1,415,050
   89,179  Teekay Offshore Partners LP
              (Marshall Island)                        1,435,782
   52,700  Williams Partners LP                        1,598,918
-----------------------------------------------------------------
                                                      15,854,193
-----------------------------------------------------------------
           UTILITIES - 0.8%
   40,700  Suburban Propane Partners LP                1,560,031
-----------------------------------------------------------------
           TOTAL MASTER LIMITED PARTNERSHIPS - 8.8%
           (Cost $16,794,731)                         17,414,224
-----------------------------------------------------------------


See notes to financial statements.

                                             Annual Report | August 31, 2008 | 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | PORTFOLIO OF INVESTMENTS continued



           DESCRIPTION                                     VALUE
-----------------------------------------------------------------
           TOTAL INVESTMENTS - 99.9%
           (Cost $188,385,794)                      $196,771,051
           Other Assets in excess of
              Liabilities - 0.1%                         254,803
-----------------------------------------------------------------
           NET ASSETS - 100.0%                      $197,025,854
=================================================================


ADR - American Depositary Receipt

LP - Limited Partnership

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.


See notes to financial statements.

8 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of ASSETS AND LIABILITIES | AUGUST 31, 2008

ASSETS
   Investments in securities, at value (cost $188,385,794)                                        $196,771,051
   Cash                                                                                                793,340
   Dividends receivable                                                                                111,155
   Other assets                                                                                          8,503
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 197,684,049
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Advisory fee payable                                                                                141,012
   Administration fee payable                                                                            4,562
   Accrued expenses and other liabilities                                                              512,621
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                658,195
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $197,025,854
===============================================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   11,122,822 shares issued and outstanding                                                       $    111,228
   Additional paid-in capital                                                                      210,347,647
   Accumulated net unrealized appreciation on investments                                            8,385,257
   Accumulated net realized loss on investments                                                    (21,871,895)
   Accumulated net investment income                                                                    53,617
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $197,025,854
===============================================================================================================
NET ASSET VALUE (based on 11,122,822 common shares outstanding)                                   $      17.71
===============================================================================================================

See notes to financial statements.

                                             Annual Report | August 31, 2008 | 9

RYJ | Claymore/Raymond James SB-1 Equity Fund


Statement of OPERATIONS | FOR THE YEAR ENDED AUGUST 31, 2008

INVESTMENT INCOME
   Dividends (net of return of capital distributions received of $995,324)      $  2,378,206
   Interest                                                                            8,999
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $  2,387,205
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    1,812,665
   Professional fees                                                                 131,994
   Printing expenses                                                                  67,839
   Fund accounting                                                                    65,195
   Trustees' fees and expenses                                                        58,086
   Administration fee                                                                 57,479
   Custodian fee                                                                      49,357
   NYSE listing                                                                       21,228
   Transfer agent fee                                                                 18,009
   Insurance                                                                          16,572
   Merger Cost                                                                       350,000
   Miscellaneous                                                                      14,914
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 2,663,338
---------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                             (276,133)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                                (14,537,316)
   Net change in unrealized appreciation (depreciation) on investments                              (8,692,254)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                 (23,229,570)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $(23,505,703)
===============================================================================================================

See notes to financial statements.

10 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of CHANGES IN NET ASSETS |

                                                                                     FOR THE            FOR THE
                                                                                  YEAR ENDED         YEAR ENDED
                                                                             AUGUST 31, 2008    AUGUST 31, 2007
---------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment loss                                                         $   (276,133)      $   (567,519)
   Net realized gain (loss) on investments                                      (14,537,316)        14,886,062
   Net change in unrealized appreciation (depreciation) on investments           (8,692,254)        14,920,272
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations              (23,505,703)        29,238,815
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net realized gain                                      (19,421,559)        (1,223,510)
---------------------------------------------------------------------------------------------------------------
   Return of Capital                                                             (1,044,434)                 -
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (20,465,993)        (1,223,510)
---------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                      (43,971,696)        28,015,305
NET ASSETS
   Beginning of period                                                          240,997,550        212,982,245
---------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
   income of $53,617 and $136,225, respectively)                               $197,025,854       $240,997,550
===============================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 11

RYJ |  Claymore/Raymond James SB-1 Equity Fund

Financial HIGHLIGHTS |

                                                                                                                     FOR THE PERIOD
                                                                                   FOR THE            FOR THE         MAY 19, 2006*
PER SHARE OPERATING PERFORMANCE                                                 YEAR ENDED         YEAR ENDED               THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      AUGUST 31, 2008    AUGUST 31, 2007       AUGUST 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $      21.67        $     19.15       $     19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a)                                                           (0.02)             (0.05)            (0.00)(c)
   Net realized and unrealized gain (loss) on investments                            (2.10)              2.68              0.09
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                               (2.12)              2.63              0.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net realized gain                                           (1.75)             (0.11)                -
   Return of Capital                                                                 (0.09)                 -                 -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                            (1.84)             (0.11)                -
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $      17.71        $     21.67       $     19.15
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                   $      17.62        $     19.27       $     17.50
====================================================================================================================================
TOTAL INVESTMENT RETURN (D)
   Net asset value                                                                  -10.54%             13.78%             0.26%
   Market value                                                                       1.04%             10.77%           (12.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                         $    197,026        $   240,998       $   212,982
Ratio of net expenses to average net assets                                           1.25%              1.09%             1.12%(e)
Ratio of net investment loss to average net assets                                   (0.13)%            (0.06)%           (0.06)%(e)
Portfolio Turnover Rate                                                                142%               166%               41%

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c)  Amount is less than $0.01.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.


See notes to financial statements.

12 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund


Notes to FINANCIAL STATEMENTS | AUGUST 31, 2008


Note 1 - ORGANIZATION:

Claymore/Raymond James SB-1 Equity Fund (the "Fund") was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act").

The Fund's investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"). For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund's Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.

In accordance with the terms of the Agreement and Plan of Reorganization (the "Plan") adopted by the Fund's Board of Trustees on May 29, 2008 and approved by the Fund's shareholders on August 28, 2008, the Fund has been reorganized with and into Claymore/Raymond James SB-1 Equity ETF (the "RYJ ETF"), an exchange-traded fund. Pursuant to the Plan, the shares of the Fund ceased trading on the NYSE on Wednesday, September 3, 2008, and RYJ ETF began trading on NYSE Arca on Thursday, September 4, 2008 under the ticker symbol "RYJ," the same ticker symbol previously used by the Fund. The assets of the Fund were transferred to, and the liabilities of the Fund were assumed by, RYJ ETF in exchange for shares of RYJ ETF on a one share for one share basis. RYJ ETF shares have been distributed to the Fund's shareholders, on a tax-free basis for federal income tax purposes, and the Fund has been terminated.


Note 2 -ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS

The Fund values securities listed on an exchange at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
         AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund's "Sub-Adviser"); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund's Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $57,500 for these services.


                                            Annual Report | August 31, 2008 | 13

RYJ | Claymore/Raymond James SB-1 Equity Fund | NOTES TO FINANCIAL STATEMENTS continued


NET ASSETS                                                                  RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%
--------------------------------------------------------------------------------

The Bank of New York Mellon ("BNY") acts as the Fund's accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At August 31, 2008 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

                               UNDISTRIBUTED      ACCUMULATED
                              NET INVESTMENT     NET REALIZED
                                INCOME/(LOSS)      GAIN/(LOSS)  PAID IN CAPITAL
--------------------------------------------------------------------------------
                                    $193,525         $158,727         $(352,252)
--------------------------------------------------------------------------------

Information on the components of investments as of August 31, 2008 is as follows:

                                                                                           UNDISTRIBUTED
                                                         NET TAX     UNDISTRIBUTED             LONG-TERM
     COST OF                                           UNREALIZED         ORDINARY                GAINS/
 INVESTMENTS         GROSS TAX       GROSS TAX       DEPRECIATION          INCOME/           ACCUMULATED
         FOR        UNREALIZED      UNREALIZED                 ON      ACCUMULATED           CAPITAL AND
TAX PURPOSES      APPRECIATION    DEPRECIATION        INVESTMENTS    ORDINARY LOSS            OTHER LOSS
---------------------------------------------------------------------------------------------------------
$197,723,435       $17,077,891    $(18,030,275)         $(952,384)              --          $(12,480,637)
---------------------------------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships and real estate investment trusts.

Distributions paid to shareholders during the tax years ended August 31, 2008 and 2007 were characterized as follows for tax purposes:

                   ORDINARY         LONG-TERM           RETURN             TOTAL
                     INCOME      CAPITAL GAIN       OF CAPITAL     DISTRIBUTIONS
--------------------------------------------------------------------------------
2008            $14,760,956        $4,660,603       $1,044,434       $20,465,993
--------------------------------------------------------------------------------
2007             $1,223,510               $ -              $ -        $1,223,510
--------------------------------------------------------------------------------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2008, the Fund incurred and will elect to defer $12,480,637 as post-October losses.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact to the financial statements as of August 31, 2008. There is no tax liability resulting from unrecognized tax expenses relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end August 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expenses will significantly change in twelve months.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2008, open Federal and state income tax years include the tax years for 2006, 2007 and 2008. The Fund has no examination in progress.

Note 5 - INVESTMENTS IN SECURITIES:

For the year ended August 31, 2008, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $305,069,343 and $325,791,591, respectively.

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended August 31, 2008 and 2007.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.


14 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

We have audited the accompanying statement of assets and liabilities of Claymore/Raymond James SB-1 Equity Fund (the "Fund"), including the portfolio of investments, as of August 31, 2008, and the related statements of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Raymond James SB-1 Equity Fund at August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and from May 19, 2006 (commencement of investment operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
October 22, 2008


                                            Annual Report | August 31, 2008 | 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Supplemental INFORMATIONl (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $1,686,322 was received to the Fund through August 31, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,668,227 of investment income qualifies for the dividends received deduction.

The Fund hereby designates $4,660,603 distributions as long-term capital gains according to IRC Section 852 (b)(3)(C).

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.


RESULT OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on August 28, 2008. Common shareholders voted on the Agreement and Plan of Reorganization between the Fund and Claymore/Raymond James SB-1 Equity ETF and the election of Class II Trustees.

1) With regard to the approval of the Agreement and Plan of Reorganization between the Fund and Claymore/Raymond James SB-1 Equity ETF:

                                                                     # OF SHARES
--------------------------------------------------------------------------------
In Favor:                                                              6,460,015
Against:                                                                  11,724
Abstain:                                                                  23,251
Broker Non-Votes:                                                      3,799,015
--------------------------------------------------------------------------------

2) With regard to the election of the following Trustees by common shareholders of the Fund:

                                                 # OF SHARES         # OF SHARES
                                                    IN FAVOR            WITHHELD
--------------------------------------------------------------------------------
Ronald A. Nyberg                                   9,289,332           1,004,673
Ronald E. Toupin, Jr.                              9,289,932           1,004,073
--------------------------------------------------------------------------------

The other Trustees of the Fund whose terms did not expire in 2008 are Randall C. Barnes and Nicholas Dalmaso.

TRUSTEES

The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

                                                                                           NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                         FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2006        Private Investor (2001-present). Formerly,            43              None
Year of Birth: 1951                        Senior Vice President and Treasurer,
Trustee                                    PepsiCo, Inc.(1993-1997), President, Pizza
                                           Hut International (1991-1993) and Senior
                                           Vice President, Strategic Planning and New
                                           Business Development (1987-1990) of PepsiCo,
                                           Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2006        Partner of Nyberg & Cassioppi, LLC, a law             46              None
Year of Birth: 1953                        firm specializing in corporate law, estate
Trustee                                    planning and business transactions
                                           (2000-present). Formerly, Executive Vice
                                           President, General Counsel and Corporate
                                           Secretary of Van Kampen Investments
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2006        Retired. Formerly, Vice President, Manager            43              None
Year of Birth: 1958                        and Portfolio Manager of Nuveen Asset
Trustee                                    Management (1998-1999), Vice President of
                                           Nuveen Investment Advisory Corp.
                                           (1992-1999), Vice President and Manager of
                                           Nuveen Unit Investment Trusts (1991-1999),
                                           and Assistant Vice President and Portfolio
                                           Manager of Nuveen Unit Investment Trusts
                                           (1988-1999), each of John Nuveen & Co., Inc.
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+        Since 2006        Attorney. Formerly, Senior Managing Director          46              None
Year of Birth: 1965                        and Chief Administrative Officer (2007-2008)
Trustee                                    and General Counsel (2001-2007) of Claymore
                                           Advisors, LLC and Claymore Securities, Inc.
                                           Formerly, Assistant General Counsel, John
                                           Nuveen and Co., Inc. (1999-2000). Former
                                           Vice President and Associate General Counsel
                                           of Van Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a) (19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.



16 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND  TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT   LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                  Since 2008              Senior Managing Director, Chief Investment Officer of Claymore
Year of birth: 1955                                        Advisors, LLC and Claymore Securities, Inc. (2008-present).;
Chief Executive Officer                                    Chief Executive Officer of certain funds in the Fund Complex.
                                                           Formerly, Managing Director in charge of Research for Nuveen
                                                           Asset Management (2000-2007).
-------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                  Since 2008              Senior Managing Director, General Counsel and Corporate Secretary
Year of birth: 1959                                        of Claymore Advisors, LLC and Claymore Securities, Inc.
Chief Legal Officer                                        (2007-present); Chief Legal Officer of certain funds in the Fund
                                                           Complex. Formerly, Associate General Counsel of NYSE Euronext,
                                                           Inc. (2000- 2007). Formerly, Archipelago Holdings, Inc. Senior
                                                           Managing Director and Associate General Counsel of ABN Amro Inc.
                                                           (1997-2000). Formerly, Senior Counsel in the Enforcement Division
                                                           of the U.S. Securities and Exchange Commission (1989-1997).





-------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                        Securities, Inc. (2005-present). Formerly, Chief Financial
Chief Financial Officer, Chief                             Officer (2005-2006) of Claymore Group Inc. Managing Director of
Accounting Officer and Treasurer                           Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005).
                                                           Formerly, Treasurer of Henderson Global Funds and Operations
                                                           Manager of Henderson Global Investors (NA) Inc. (2002-2003);
                                                           Managing Director, FrontPoint Partners LLC (2001-2002); Vice
                                                           President, Nuveen Investments (1999-2001).
-------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006              Vice President, Fund Compliance Officer of Claymore Advisors, LLC
Year of Birth: 1957                                        (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                   Secretary of Harris Investment Management, Inc. (2003-2006).
                                                           Director-Compliance of Harrisdirect LLC (1999-2003).
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                  Since 2008              Assistant Vice President; Assistant General Counsel of Claymore
Year of birth: 1978                                        Securities, Inc. (2007-present). Secretary of certain funds in
Secretary                                                  the Fund Complex. Previously, Law Clerk, Idaho State Courts
                                                           (2003-2006).
-------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                            Annual Report | August 31, 2008 | 17

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.


18 | Annual Report | August 31, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund


Investment Advisory Agreement and Investment Sub-Advisory Agreement: CONTRACT RE-APPROVAL | (unaudited)


On April 21, 2008, the Board of Trustees (the "Board") of the Claymore/Raymond James SB-1 Equity Fund (the "Fund"), including the Independent Trustees (those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), on the recommendation of the Nominating and Governance Committee (referred to as the "Committee" and consisting solely of those trustees who are not "interested persons" as defined by the 1940 Act) of the Board of the Fund renewed: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the investment sub-advisory agreement ("Sub-Advisory Agreement") among the Adviser, the Fund and Raymond James & Associates, Inc. ("Sub-Adviser"). (The Investment Advisory Agreement and the Sub-Advisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel. The Board and the Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board also had previously received quarterly Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser and Sub-Adviser. In addition, the Committee asked the Adviser and the Sub-Adviser to explore the feasibility of converting the Fund into an open-end exchange-traded fund ("ETF"). The Adviser and the Sub-Adviser provided extensive information in response to the requests. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds and information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser.

Based upon their review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In addition, on May 8, 2008, the Board approved in principle the conversion of the Fund to an ETF. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser manages the day-to-day investment of the Fund's assets consistent with the Fund's investment objective to provide capital appreciation, which the Adviser seeks to achieve by investing substantially all of the Fund's net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by the Sub-Adviser's research analysts. The Board also considered the secondary market support provided by the Adviser to the Fund, including the Adviser's efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser's personnel, including those personnel providing portfolio management and compliance oversight. Specifically, the Board noted the ongoing activities performed by the Adviser, including monitoring of compliance with policies and procedures and with the Fund's investment policies. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund.

The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year and since inception periods ended February 29, 2008. The Board noted that the Adviser was responsible for investing and reinvesting the Fund's net assets using a modified equal-weighting methodology to invest in the stocks rated SB-1 by the Sub-Adviser's research analysts (the "SB-1 List"). The Board then compared the Fund's investment performance to the performance of the Sub-Adviser's SB-1 daily and SB-1 bi-weekly model portfolios (the "Model Portfolios"). Because of the unique nature of the Fund, the Board concluded that the performance of other closed-end funds did not provide meaningful comparisons for purposes of considering the Fund's investment performance. With respect to the Fund's performance relative to the Model Portfolios, the Board concluded that the Adviser had satisfactorily tracked the Model Portfolios. The Board noted that the Fund's investment results were consistent with overall market conditions.

With respect to the Fund's market price performance, the Board noted that, like many other closed-end funds in the current market environment, the Fund's shares were trading at a discount. The Board considered that the Fund's share price discount was within the range of the discounts of the other closed-end funds that follow a rules-based methodology provided for comparison purposes by the Adviser (the "Comparison Funds"). The Board also considered the provisions in the Fund's governing documents which provide that, beginning eighteen months after the Fund's initial public offering (which would be November 2007), if the Fund's common shares close on the New York Stock Exchange for seventy-five consecutive trading days at a price that is a 10% or greater discount from the Fund's net asset value per share, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Board noted that, since November 2007, the Fund's common shares generally have traded at discounts less than and slightly greater than 10% from net asset value. The Board considered that, while this automatic conversion feature has been successful to an extent in limiting the discount at which shares of the Fund have traded, the Fund's Board of Trustees has regularly discussed the discount to net asset value at which the Fund's shares, and shares of closed-end funds in general, have traded.

Given the above factors, the Board concluded that the Adviser's performance was satisfactory.

The Board compared the Fund's advisory and sub-advisory fees and expense ratio to the Comparison Funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the Comparison Funds. The Board noted that the Fund's expense ratio


                                            Annual Report | August 31, 2008 | 19

RYJ | Claymore/Raymond James SB-1 Equity Fund | INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT: CONTRACT RE-APPROVAL (unaudited) continued


was within the range of the expense ratios of the Comparison Funds and lower than the estimated expense ratio disclosed in the Fund's initial offering prospectus. The Board also considered that the combined advisory and sub-advisory fees were within the range of those of the Comparison Funds and concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund and concluded that the Adviser's profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Adviser's statement that, by design, closed-end funds' assets remain relatively fixed and therefore economies of scale in such funds are not typically obtained through growth in assets, although the Adviser has increased assets under management as a result of new product offerings and has experienced related economies in its servicing, information technology and operations functions. The Adviser has, however, also increased staff and upgraded systems and the Adviser anticipates neither economies of scale nor increased costs of services to the Fund. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue but concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. The Board also considered the Adviser's statement that it does not participate in any soft dollar arrangements. In reaching the conclusion that the advisory fee was reasonable, the Board also considered the Adviser's statement that it benefited from its association with the Sub-Adviser because the Adviser's relationship with the Sub-Adviser could lead to the launch of additional products in the future.

SUB-ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered that that the Adviser manages the investment and reinvestment of the Fund's assets and that the Sub-Adviser's primary responsibility under the Sub-Advisory Agreement is to regularly provide the Adviser with the SB-1 List. The Board concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

In considering investment performance, the Board compared the performance of the Fund to that of the Standard & Poor's 500 Index, the Standard & Poor's Mid-Cap 400 Index and the Russell 2000 Growth Index (collectively, the "Indices") for the three month, six month, one year and since inception periods ended February 29, 2008. The Board noted that the Fund had underperformed each of the Indices since inception, but that the Fund's performance had improved relative to the Indices over the last one year, six month and three month periods. The Board also considered that the stock market was generally down during the periods being reviewed and noted the Sub-Adviser's statement that, historically, over the long term SB-1-rated securities have outperformed relevant benchmarks. Given these factors, the Board concluded that the Sub-Adviser's investment performance met expectations.

The Board reviewed the subadvisory fee paid by the Fund to the Sub-Adviser and noted the Sub-Adviser's statement that it does not provide comparable services to any other clients. The Board considered that the combined advisory and sub-advisory fees were within the range of those of the Comparison Funds and concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board considered that the Adviser paid the Sub-Adviser, an unaffiliated third party, from the advisory fee and the Sub-Adviser's statement that given the nature of the services it provided, that calculation of profitability was not possible. Therefore, the Board concluded that the Sub-Adviser's profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Sub-Adviser's statement that, because the Sub-Adviser does not provide similar services to any other client, the Sub-Adviser does not expect to achieve any economies of scale with respect to the Fund. Given this statement, the Board concluded that the Fund was unlikely to realize any significant economies of scale with respect to the sub-advisory services.

The Board considered other benefits available to the Sub-Adviser because of its relationship to the Fund and noted that the shareholder support services fee that the Sub-Adviser receives under the underwriting agreement for the initial offering of the Fund provided it with additional revenue, but concluded that the sub-advisory fee was reasonable considering any benefits from this arrangement.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.


20 | Annual Report | August 31, 2008

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

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

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.


OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Mark E. Mathiasen
Secretary

Bruce Saxon
Chief Compliance Officer

INVESTMENT ADVISER AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Raymond James & Associates, Inc.
St. Petersburg, Florida

ACCOUNTING AGENT,
CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent:

     The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 889-3830.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 889-3830 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.


                                            Annual Report | August 31, 2008 | 23

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


                  NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


                                                                           RYJ
                                                                         LISTED
                                                                          NYSE

                                                                     RYJ-AR-0808

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)      No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)      Not applicable.

(f)      (1) The registrant's Code of Ethics is attached hereto as an exhibit.
         (2) Not applicable.
         (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $32,000 and $30,000 for the fiscal years ending August 31, 2008 and August 31, 2007, respectively.

(b) Audit-Related Fees: the aggregate fees billed for in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letter, were $0 and $0 for the fiscal years ending August 31, 2008 and August 31, 2007, respectively.

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $5,000 for the fiscal years ending August 31, 2008 and August 31, 2007, respectively.

(d) All Other Fees: the aggregate fees billed for both fiscal years ending August 31, 2008 and August 31, 2007 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures.

      (1) The registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

   IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

   IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      (2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for each of the last two fiscal years, ending August 31, 2008 and August 31, 2007, of the registrant were $0.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of: Ronald A. Nyberg; Ronald E. Toupin, Jr.; and Randall C. Barnes.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Trustees of the registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Claymore Advisors, LLC (the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Portfolio Manager. As of August 31, 2008, Chuck Craig, Managing Director, Research and Development, of Claymore Securities, Inc., serves as portfolio manager for the registrant and is responsible for the day-to-day management of the registrant's portfolio. He has been associated with the registrant since May 2003. Prior to joining Claymore, Mr. Craig worked for four years at First Trust Portfolios, L.P. as an equity research analyst and portfolio manager within the Equity Strategy Research Group.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Manager. As of August 31, 2008, Chuck Craig managed the following other accounts:

-------------------------------------------------------------------------------------------------------------
Type of Account       Number of Accounts    Total Assets in the  Number of Accounts    Total Assets in the
                                            Accounts             Charged Performance   Accounts Charged
                                                                 Fees                  Performance Fees
-------------------------------------------------------------------------------------------------------------
Registered investment 510*                  $6,749,001,725       0                     0
companies
-------------------------------------------------------------------------------------------------------------
Other pooled          0                     0                    0                     0
investment
-------------------------------------------------------------------------------------------------------------
Other accounts        0                     0                    0                     0
-------------------------------------------------------------------------------------------------------------

* Included in this amount are 478 unit investment trusts (valued at $4,675,533,242), for which Mr. Craig provides day-to-day supervision.

(a)(2)(iv) Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:

Base salary: The portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

Annual bonus: The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

(a)(4) Securities Ownership of the Portfolio Manager. As of August 31, 2008, Mr. Craig owned between $1-$10,000 in shares of the registrant.

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Raymond James SB-1 Equity Fund

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------
         J. Thomas Futrell
         Chief Executive Officer

Date: November 7, 2008


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------
         J. Thomas Futrell
         Chief Executive Officer

Date: November 7, 2008

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------
         Steven M. Hill
         Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 7, 2008